                                                                    EXHIBIT 99.2

               Preliminary Marketing and Computational Materials
                           IKON Receivables, L.L.C.
                       Lease-Backed Notes, Series 2000-1
                               IOS Capital, Inc.




      $[130,000,000]   [TBD]% Class A-1 Asset-Backed Notes, Series 2000-1
       $[54,000,000]   [TBD]% Class A-2 Asset-Backed Notes, Series 2000-1
      $[230,000,000]   [TBD]% Class A-3 Asset-Backed Notes, Series 2000-1
       $[84,510,000]   [TBD]% Class A-4 Asset-Backed Notes, Series 2000-1




--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in light of the same warnings, lack of assurances, and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any descriptions of the securities or underlying assets, the information contained in the Offering Document).



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                             IKON Receivables, LLC
                           Lease-Backed Notes, 2000-1
                               IOS Capital, Inc.

                           $498,510,000 (Approximate)

ORIGINATOR/SERVICER:      IOS Capital, Inc. ("IOS Capital").
TRUSTEE:                  Bank One, N.A.
INSURER:                  Ambac Assurance Corporation.

UNDERWRITERS:             Chase Securities Inc. is Lead Manager, Co-Managers are
                          Banc of America Securities LLC, Deutsche Banc Alex.
                          Brown, Lehman Brothers, and PNC Capital Markets, Inc.

The following table uses the Modeling Assumptions:

                                                  Expected WAL       Principal Window
                  Approx.         Ratings      (Maturity/10% Call)     (Maturity/10%         Final Maturity         ERISA
 Securities        Size        (S&P/Moody's)      @ 0.0% CPR(1)            Call)            (Expected/Legal)       Eligible
----------------------------------------------------------------------------------------------------------------------------
Class A-1(2)    $130,000,000     A-1+/P-1      0.41 yrs./0.41 yrs            1-11/1-11     Apr 2001/Jun 2001         Yes
----------------------------------------------------------------------------------------------------------------------------
Class A-2       $ 54,000,000     AAA/Aaa       1.05 yrs./1.05 yrs          11-16/11-16     Sep 2001/Mar 2002         Yes
----------------------------------------------------------------------------------------------------------------------------
Class A-3       $230,000,000     AAA/Aaa       2.17 yrs./2.17 yrs          16-40/16-40     Sep 2003/Mar 2004         Yes
----------------------------------------------------------------------------------------------------------------------------
Class A-4       $ 84,510,000     AAA/Aaa       3.82 yrs./3.61 yrs          40-54/40-45     Nov 2004/Sep 2006         Yes
============================================================================================================================

____________________________
(1)  The Securities will be priced to Maturity at 0.0% CPR.
(2)  The Class A-1 Notes will be 2a-7 Money Market Eligible.

The information set forth herein is based upon the timely receipt of scheduled Lease Payments, assumes the Closing Date is June 2, 2000, the first Payment Date is June 15, 2000, distributions on the Notes are made on the fifteenth day of each month (regardless of the day on which the Payment Date actually occurs), no delinquencies or defaults in the payment of principal and interest on the Leases are experienced, no Lease is repurchased for breach of representation or warranty or otherwise, payments on the Leases are received on the last day of each Collection Period, the Servicing Fee is 0.75%, the "Initial Statistical Principal Amount" of the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, and Class A-4 Notes is $130,000,000, $54,000,000, $230,000,000 and $84,510,000,
respectively, the "Statistical Class Percentage" for the Class A Notes is equal to 86.93273%, the Asset Pool consists of a single Lease with an aggregate discounted present value of $498,510,000.00 on which interest is accrued at a discount rate equal to 8.750%, and the Issuer does not exercise its option to redeem the Notes.

FOR INFORMATION CONCERNING CERTAIN RISK FACTORS THAT SHOULD BE CONSIDERED BY PROSPECTIVE INVESTORS, SEE "RISK FACTORS" IN THE PROSPECTUS SUPPLEMENT AND PROSPECTUS. CAPITALIZED TERMS USED HEREIN AND NOT OTHERWISE DEFINED HAVE THE MEANINGS SET FORTH IN THE PROSPECTUS AND PROSPECTUS SUPPLEMENT.



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

CUT-OFF DATE:            The opening of business on May 1, 2000.

STATED MATURITY DATE:    Class A-1:  Payment Date occurring in June 2001.
                         Class A-2:  Payment Date occurring in March 2002.
                         Class A-3:  Payment Date occurring in March 2004.
                         Class A-4:  Payment Date occurring in September 2006.

EXP. PRICING:            Week of May 22, 2000.

EXP. SETTLEMENT:         June 2, 2000.  Settles flat.

PAYMENT DATE:            The 15th day of each month (or if such date is not a
                         business day, the immediately succeeding business day), commencing June 15, 2000.

ERISA: Subject to the conditions set forth in the Prospectus Supplement, the Notes are ERISA eligible.

TAX TREATMENT:           For federal income tax purposes, the Notes will be
                         characterized as debt and the issuer will not be treated as an association (or a publicly traded partnership) taxable as a corporation.

OPTIONAL REDEMPTION:     The Issuer may redeem the Notes when the Discounted
                         Present Value of the Leases is less than or equal to 10% of the Discounted Present Value of the Leases as of June 2, 2000.

CREDIT ENHANCEMENT:      Initially 11.0% in aggregate consisting of (i)
                         subordination of the Overcollateralization Balance
                         (approximately 10.0%) and (ii) the Reserve Account
                         (1.0%). The Issuer will obtain a noncancellable insurance policy from Ambac Assurance Corporation with respect to the Notes, which will unconditionally and irrevocably guarantee timely payment of interest and ultimate payment of principal, but subject to specific terms and conditions set forth in the Prospectus
                         Supplement.

RESERVE ACCOUNT:         The Trustee will establish and maintain the Reserve
                         Account as an Eligible Account. On the Issuance Date, the Issuer will make an initial deposit to the Reserve
                         Account in an amount equal to 1.0% of the Discounted
                         Present Value of the Leases as of the Cut-Off Date. The
                         Reserve Account Required Amount will be the lesser of 1.0% of the Discounted Present Value of the Lease as of the Cut-Off Date and the outstanding Principal Amount of the Notes.

THE ASSET POOL:          The Statistical Discounted Present Value of the Leases
                         as of the Cut-off Date is $555,615,022.22 using the Statistical Discount Rate of 8.57% per annum.

SUBSTITUTIONS:           The aggregate Discounted Present Value of the Non-
                         Performing Leases for which IOS Capital may substitute
                         Substitute Leases is limited to an amount not in excess of 10% of the aggregate Discounted Present Value of the Leases as of the Cut-Off Date. The aggregate Discounted
                         Present Value of Adjusted Leases and Warranty Leases for which IOS Capital may substitute Substitute Leases is limited to an amount not in excess of 10% of the aggregate Discounted Present Value of the Leases as of the Cut-Off Date.

PAYMENT PRIORITY:        Available Funds will be used to make payments in the
                         following priority: (i) Insurance Policy Premium, (ii) amounts due to Swap Counterparty pursuant to the Swap
                         Agreement, (iii) Servicing Fee, (iv) unreimbursed
                         Servicer Advances, (v) Class A Interest, (vi) reimbursements to the Insurer, (vii) the Class A



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                         Principal Payment to (1) the Class A-1 Noteholders only, until the Outstanding Principal Amount on the Class A-1 Notes is reduced to zero, then (2) to the Class A-2 Noteholders only, until the Outstanding Principal Amount on the Class A-2 Notes is reduced to zero, then (3) to the Class A-3 Noteholders, until the Outstanding Principal Amount on the Class A-3 Notes is reduced to zero, and finally (4) to the Class A-4 Noteholders, until the Outstanding Principal Amount on the Class A-4 Notes is reduced to zero, (viii) Additional Principal, if any, (ix) Reserve Account, if necessary, and (x) excess to the Issuer.

ACCELERATION EVENT:      An "Acceleration Event" will occur if (i) a Servicer
                         Event of Default has occurred and is continuing, (ii) with respect to any Payment Date, the Overcollateralization Balance is less than or equal to the Overcollateralization Floor, (iii) for any three consecutive Due Periods, the average of the Annualized
                         Default Rates for those Due Periods is greater than 6.25%; or (iv) for any three consecutive Due Periods, the average of the Delinquency Rates for those Due
                         Periods is greater than 8.00%.


                         If an Acceleration Event has occurred, Additional Principal will be distributed as an additional principal payment, to (1) the Class A-1 Noteholders only, until the Outstanding Principal Amount on the Class A-1 Notes is reduced to zero, then (2) to the Class A-2 Noteholders only, until the Outstanding Principal Amount on the Class A-2 Notes is reduced to zero, then (3) to the Class A-3 Noteholders only, until the Outstanding Principal Amount on the Class A-3 Notes is reduced to zero, and finally (4) to the Class A-4 Noteholders, until the Outstanding Principal Amount on the Class A-4 Notes is reduced to zero.

OVERCOLLATERALIZATION
FLOOR: The "Overcollateralization Floor" for each Payment Date means (a) 2.5% of the Discounted Present Value of the Leases as of the Cut-Off Date, plus (b) the Cumulative Loss Amount with respect to that Payment Date, minus
                         (c) the amount on deposit in the Reserve Account after giving effect to withdrawals to be made on account of that Payment Date.

CUMULATIVE LOSS
AMOUNT: The "Cumulative Loss Amount" with respect to each Payment Date is an amount equal to the excess, if any, of (a) the total of (i) the Outstanding Principal Amount of the Notes as of the immediately preceding Payment Date after giving effect to all principal payments made on that day, plus (ii) the Overcollateralization Balance as of the immediately preceding Payment Date, minus (iii) the lesser of (A) the Discounted Present Value of the Performing Leases as of the Determination Date relating to the immediately preceding Payment Date minus the Discounted Present Value of the Performing Leases as of the related Determination Date and (B) Available Funds remaining after the payment of the Policy premium, amounts owing the Servicer and in respect of interest on the Notes on that Payment Date, over (b) the Discounted Present Value of the Performing Leases as of the related Determination Date.

INTEREST ON THE
CLASS A-1, A-3 and
A-4 NOTES:               The Class A-1 Notes will bear interest at a fixed rate
                         and the Class A-3 Notes and Class A-4 Notes will be variable rate notes. Interest on the Class A-1 Notes, Class A-3 Notes and Class A-4 Notes will be calculated on the basis of a year of 360 days and the actual number of days in the interest accrual period. The
                         Class A-1, Class A-3 and Class A-4 Monthly Interest, with respect to each Payment Date, will accrue from and including the prior Payment Date to but excluding



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                         such Payment Date, and with respect to the initial Payment Date, will accrue from and including the Closing Date to but excluding such Payment Date.

INTEREST ON THE CLASS
A-2 NOTES:               The Class A-2 Notes will accrue interest at a fixed
                         rate per annum, calculated on a twelve month year of thirty days in each month, except for the first Payment
                         Date, for which interest will accrue from the Closing
                         Date to but excluding such Payment Date.



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                         CHARACTERISTICS OF THE LEASES
                         -----------------------------

The following tables summarize certain information with respect to the Leases and the Lessees as of the opening of business on May 1, 2000 (the "Cut-Off Date"). The Issuer is not aware of any trends or changes relating to the data in the following tables that would be expected to impact the future performance of the pool of leases. As used in such tables, the "Statistical Discounted Present Value of the Leases" means an amount equal to the future remaining scheduled Lease Payments from the Leases as of the Cut-Off Date, using the Statistical Discount Rate equal to 8.57%. The aggregate Statistical Discounted Present Value of the Leases as of the Cut-Off Date is $555,615,022.22. Certain leases may be removed from the Asset Pool prior to the Issuance Date in an amount no more than 5% of the Asset Pool. This removal would result in a decrease in the Initial Principal Amount of the Notes issued on the Issuance Date. However, this removal would not materially affect the distribution of the Leases detailed below. Also, figures may not sum to the stated totals due to rounding.


Summary of the Leases

     Aggregate Statistical Discounted Present Value:      $555,615,022.22
     Number of Leases:                                    39,068
     Average Statistical Discounted Present Value:        $14,221.74
     Approximate Number of Lessees:                       27,274
     Weighted Average Original Term:                      51.6 months
     Weighted Average Seasoning:                          7.9 months
     Weighted Average Remaining Term:                     43.7 months


Top Equipment Types
-------------------

                                                          %*
                                                     -----------

Digital/Multi-purpose Copier                           50.91%
Analog Copier                                          25.89%
Color Copier                                           12.64%
Printer                                                 5.97%
Other                                                   4.59%
                                                     -----------
                                                      100.00%


Lessee State concentrations over 5% of the pool:
------------------------------------------------
                                                          %*
                                                     -----------

California                                             12.27%
Georgia                                                 6.22%
Massachusetts                                           5.54%
Florida                                                 5.13%
Other                                                  70.83%
                                                     -----------
                                                      100.00%

_____________________________________________

  * Percentages above are based on the Statistical Discounted Present Value of the Leases as of the Cut-Off Date.



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                       Distribution of Leases by State(1)

                                                                                                Percentage of
                                                                                Statistical      Statistical
                                                             Percentage of      Discounted        Discounted
                                                 Number of     Number of          Present       Present Value
                    State                         Leases         Leases       Value of Leases     of Leases
------------------------------------------      ----------   -------------   ----------------   --------------
Alabama                                                583            1.49%   $  8,248,671.29            1.48%
Alaska                                                  69            0.18       1,765,342.76            0.32
Arizona                                              1,090            2.79      19,507,757.58            3.51
Arkansas                                               226            0.58       3,282,672.12            0.59
California                                           3,112            7.97      68,198,936.15           12.27
Colorado                                               612            1.57      11,926,016.18            2.15
Connecticut                                          1,435            3.67      20,536,164.09            3.70
Delaware                                                33            0.08         339,168.70            0.06
District of Columbia                                   172            0.44       3,685,168.89            0.66
Florida                                              2,511            6.43      28,521,481.84            5.13
Georgia                                              2,229            5.71      34,544,906.27            6.22
Hawaii                                                  57            0.15         929,146.54            0.17
Idaho                                                  204            0.52       2,867,869.08            0.52
Illinois                                             1,164            2.98      17,910,532.10            3.22
Indiana                                                916            2.34      15,795,707.89            2.84
Iowa                                                   654            1.67       6,066,405.88            1.09
Kansas                                                 502            1.28       4,678,225.89            0.84
Kentucky                                               601            1.54       6,115,391.17            1.10
Louisiana                                                7            0.02          19,206.44            0.00
Maine                                                  259            0.66       4,379,340.91            0.79
Maryland                                               457            1.17       7,459,380.03            1.34
Massachusetts                                        1,593            4.08      30,807,671.96            5.54
Michigan                                             1,875            4.80      22,810,134.05            4.11
Minnesota                                            1,790            4.58      20,124,964.28            3.62
Mississippi                                            527            1.35       4,506,528.40            0.81
Missouri                                             1,613            4.13      20,409,356.61            3.67
Montana                                                 55            0.14         548,805.67            0.10
Nebraska                                               281            0.72       4,047,434.19            0.73
Nevada                                                 622            1.59       7,242,258.39            1.30
New Hampshire                                          274            0.70       5,049,228.47            0.91
New Jersey                                             499            1.28      10,151,153.89            1.83
New Mexico                                             379            0.97       4,702,120.48            0.85
New York                                             1,759            4.50      26,690,884.69            4.80
North Carolina                                       1,626            4.16      20,181,541.57            3.63
North Dakota                                             5            0.01          46,274.10            0.01
Ohio                                                 1,288            3.30      19,239,959.89            3.46
Oklahoma                                               328            0.84       4,499,836.35            0.81
Oregon                                               1,999            5.12      15,696,216.93            2.83
Pennsylvania                                           110            0.28       1,891,784.09            0.34
Rhode Island                                           259            0.66       4,012,722.15            0.72
South Carolina                                         606            1.55      11,612,862.81            2.09
South Dakota                                            45            0.12         383,606.05            0.07
Tennessee                                              404            1.03       5,954,644.53            1.07
Texas                                                  151            0.39       1,859,831.19            0.33
Utah                                                   313            0.80       4,334,288.91            0.78
Vermont                                                208            0.53       2,178,964.57            0.39
Virginia                                             1,093            2.80      14,978,313.68            2.70
Washington                                           1,892            4.84      16,519,921.33            2.97
West Virginia                                           40            0.10         763,297.48            0.14
Wisconsin                                              449            1.15       5,029,801.27            0.91
Wyoming                                                 92            0.24       2,563,122.44            0.46
=============================================================================================================
 Total:                                             39,068          100.00%   $555,615,022.22          100.00%
=============================================================================================================

(1) Based on the location of the lessees.



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                    Distribution of Leases by Lease Balance

                                                                                                     Percentage of
                                                                                                      Statistical
                                                                                                       Discounted
    Statistical Discounted          Number of         Percentage of      Statistical Discounted     Present Value of
 Present Value of the Leases         Leases         Number of Leases     Present Value of Leases         Leases
------------------------------     ----------       ----------------    -------------------------   -----------------
       0.01 - 5,000.00              15,556                39.82%           $ 34,372,989.55                6.19%
     5,000.01 - 10,000.00            9,145                23.41              66,819,998.11               12.03
    10,000.01 - 15,000.00            4,861                12.44              59,665,313.27               10.74
    15,000.01 - 20,000.00            2,721                 6.96              46,940,155.55                8.45
    20,000.01 - 25,000.00            1,595                 4.08              35,542,986.06                6.40
    25,000.01 - 30,000.00            1,074                 2.75              29,363,911.48                5.28
    30,000.01 - 40,000.00            1,324                 3.39              45,715,377.06                8.23
    40,000.01 - 50,000.00              841                 2.15              37,564,713.54                6.76
    50,000.01 - 60,000.00              494                 1.26              27,077,135.59                4.87
    60,000.01 - 70,000.00              339                 0.87              21,909,083.53                3.94
    70,000.01 - 80,000.00              260                 0.67              19,455,096.28                3.50
    80,000.01 - 90,000.00              170                 0.44              14,460,366.38                2.60
    90,000.01 - 100,000.00             124                 0.32              11,755,375.85                2.12
   100,000.01 - 150,000.00             322                 0.82              38,161,374.77                6.87
   150,000.01 - 200,000.00             109                 0.28              18,721,660.14                3.37
   200,000.01 - 300,000.00              77                 0.20              18,410,938.02                3.31
   300,000.01 - 400,000.00              24                 0.06               8,153,627.18                1.47
   400,000.01 - 500,000.00              14                 0.04               6,198,988.66                1.12
   500,000.01 - 600,000.00               5                 0.01               2,749,886.13                0.49
   600,000.01 - 700,000.00               4                 0.01               2,574,487.45                0.46
   700,000.01 - 800,000.00               2                 0.01               1,534,175.02                0.28
   800,000.01 - 900,000.00               2                 0.01               1,734,359.90                0.31
  900,000.01 - 1,000,000.00              1                 0.00                 948,866.76                0.17
 1,000,000.01 - 1,500,000.00             3                 0.01               3,910,434.01                0.70
 1,500,000.01 - 2,000,000.00             1                 0.00               1,873,721.93                0.34
====================================================================================================================
Total:                              39,068               100.00%           $555,615,022.22              100.00%
====================================================================================================================



              Distribution of Leases by Remaining Term to Maturity

                                                                                                     Percentage of
                                                                                                      Statistical
                                                                                                       Discounted
                                    Number of         Percentage of      Statistical Discounted     Present Value of
   Remaining Term (months)           Leases         Number of Leases     Present Value of Leases         Leases
-----------------------------     ------------     ------------------   -------------------------   ------------------
            1 - 12                    3,948                10.11%           $  8,073,203.67                1.45%
           13 - 24                    4,482                11.47              23,263,329.03                4.19
           25 - 36                   13,084                33.49             144,522,765.38               26.01
           37 - 48                    6,137                15.71              99,981,038.84               17.99
           49 - 60                   11,400                29.18             279,019,864.39               50.22
           61 - 72                       17                 0.04                 754,820.91                0.14
====================================================================================================================
Total:                               39,068               100.00%           $555,615,022.22              100.00%
====================================================================================================================



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

              Distribution of Leases by Original Term to Maturity

                                                                                                     Percentage of
                                                                                                      Statistical
                                                                                                       Discounted
                                    Number of         Percentage of      Statistical Discounted     Present Value of
    Original Term (months)           Leases         Number of Leases     Present Value of Leases         Leases
-----------------------------     ------------     ------------------   -------------------------   ----------------
            1 - 12                    738                 1.89%           $  1,905,827.14                0.34%
           13 - 24                  1,813                 4.64               8,519,538.39                1.53
           25 - 36                 13,607                34.83             114,227,995.36               20.56
           37 - 48                  7,865                20.13             104,885,501.50               18.88
           49 - 60                 14,745                37.74             316,535,013.22               56.97
           61 - 72                    265                 0.68               9,069,685.89                1.63
           73 - 84                     22                 0.06                 381,124.28                0.07
           85 - 96                     10                 0.03                  63,718.01                0.01
           97 - 108                     2                 0.01                  26,551.10                0.00
          109 - 120                     1                 0.00                      67.33                0.00
====================================================================================================================
Total:                             39,068               100.00%           $555,615,022.22              100.00%
====================================================================================================================


                   Distribution of Leases by Purchase Option

                                                                                                     Percentage of
                                                                                                      Statistical
                                                                                                       Discounted
                                    Number of         Percentage of      Statistical Discounted     Present Value of
       Purchase Option               Leases         Number of Leases     Present Value of Leases         Leases
-----------------------------      -----------    -------------------   -------------------------   -----------------
Fair Market Value                     36,589                93.65%           $535,011,404.97               96.29%
Nominal Buyout                         2,479                 6.35              20,603,617.25                3.71
====================================================================================================================
Total:                                39,068               100.00%           $555,615,022.22              100.00%
====================================================================================================================


                    Distribution of Leases by Delinquencies

                                                                                                     Percentage of
                                                                                                      Statistical
                                                                                                       Discounted
                                    Number of         Percentage of      Statistical Discounted     Present Value of
       Days Delinquent               Leases         Number of Leases     Present Value of Leases         Leases
------------------------------     -----------     ------------------   -------------------------   ----------------
            0 - 30                    35,657              91.27%           $500,889,600.11               90.15%
           31 - 60                     3,411               8.73              54,725,422.11                9.85
====================================================================================================================
Total:                                39,068             100.00%           $555,615,022.22              100.00%
====================================================================================================================


                    Distribution of Leases by Equipment Type

                                                                                                     Percentage of
                                                                                                      Statistical
                                                                                                       Discounted
                                Number of             Percentage of      Statistical Discounted     Present Value of
       Equipment Type            Leases             Number of Leases     Present Value of Leases         Leases
-----------------------------  -----------         ------------------   -------------------------   ----------------
Digital/Multi-purpose Copier      15,815                  40.48%             $282,845,370.56             50.91%
Analog Copier                     14,463                  37.02               143,836,980.68             25.89
Color Copier                       1,902                   4.87                70,219,313.10             12.64
Printer                              706                   1.81                33,197,368.30              5.97
Fax Machine                        4,901                  12.54                20,045,914.72              3.61
Miscellaneous                      1,281                   3.28                 5,470,074.86              0.98
====================================================================================================================
Total:                            39,068                 100.00%             $555,615,022.22            100.00%
====================================================================================================================



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

          The charts on the following pages set forth the percentage of the Initial Principal Amount of the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and Class A-4 Notes which would be outstanding on the Payment Dates set forth below assuming a Conditional Prepayment Rate ("CPR") of 0%, 7%, 10% and 12%, respectively, which in each case was calculated using a discount rate of 8.75%. The Initial Statistical Principal Amounts of the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and Class A-4 Notes are $130,000,000, $54,000,000, $230,000,000 and $84,510,000, respectively. The "Statistical Class A Percentage" for the Class A Notes is equal to 86.93273%. This information is hypothetical and is set forth for illustrative purposes only. The CPR assumes that a fraction of the outstanding Leases in the Asset Pool is prepaid on each Distribution Date, which implies that each Lease in the Asset Pool is equally likely to prepay. This fraction, expressed as a percentage, is annualized to arrive at the Conditional Payment Rate for the Leases in the Asset Pool. The CPR measures prepayments based on the outstanding discounted present value of the Leases discounted at 8.75%, after the payment of all scheduled payments on the Leases during the related Due Period. The CPR further assumes that all Leases are the same size and amortize at the same rate and that each Lease will be either paid as scheduled or prepaid in full. The amounts set forth below are based upon the timely receipt of scheduled monthly Lease Payments as of the Cut-Off Date, assume that the Issuer does not exercise its option to redeem the Notes (except as indicated), assume that no Acceleration Event has occurred, assume that the amount on deposit in the Reserve Account on each Payment Date is equal to the Required Reserve Amount, assume that payments on the Notes are made on each Payment Date (and each such date is assumed to be the fifteenth day of each applicable month) and assume the Issuance Date is June 2, 2000 and the first Payment Date is June 15, 2000 (collectively the "Modeling Assumptions").



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                           PREPAYMENT SENSITIVITIES*

To Maturity (WAL/Principal Window)

       Class                 0% CPR**                   7% CPR                    10% CPR                    12% CPR
-----------------------------------------------------------------------------------------------------------------------------
Class A-1 Notes       0.41 yrs./1-11 mos.       0.34 Yrs./1-9 mos.        0.31 yrs./1-8 mos.         0.29rs./1-8 mos.
-----------------------------------------------------------------------------------------------------------------------------
Class A-2 Notes       1.05 yrs./11-16 mos.      0.88 yrs./9-13 mos.       0.81 yrs./8-12 mos.        0.78 yrs./8-12 mos.
-----------------------------------------------------------------------------------------------------------------------------
Class A-3 Notes       2.17yrs./16-40 mos.       1.94 yrs./13-37 mos.      1.85yrs./12-35 mos.        1.78 yrs./12-35 mos.
-----------------------------------------------------------------------------------------------------------------------------
Class A-4 Notes       3.82 yrs./40-54 mos.      3.64 yrs./37-53 mos.      3.56 yrs./35-53 mos.       3.50 yrs./35-52 mos.
-----------------------------------------------------------------------------------------------------------------------------


To 10% Call (WAL/Principal Window)

       Class                 0% CPR**                   7% CPR                    10% CPR                    12% CPR
-----------------------------------------------------------------------------------------------------------------------------
Class A-1 Notes       0.41 yrs./1-11 mos.       0.34 Yrs./1-9 mos.        0.31 yrs./1-8 mos.         0.29 yrs./1-8 mos.
-----------------------------------------------------------------------------------------------------------------------------
Class A-2 Notes       1.05 yrs./11-16 mos.      0.88 yrs./9-13 mos.       0.81 yrs./8-12 mos.        0.78 yrs./8-12 mos.
-----------------------------------------------------------------------------------------------------------------------------
Class A-3 Notes       2.17yrs./16-40 mos.       1.94 yrs./13-37 mos.      1.85yrs./12-35 mos.        1.78 yrs./12-35 mos.
-----------------------------------------------------------------------------------------------------------------------------
Class A-4 Notes       3.61 yrs./40-45 mos.      3.42 yrs./37-43 mos.      3.33 yrs./35-42 mos.       3.25 yrs./35-41 mos.
-----------------------------------------------------------------------------------------------------------------------------

    *   Prepayment sensitivities derived using the Modeling Assumptions.
   **   Pricing Speed is 0% CPR.



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                              PRICE YIELD TABLE*
                              ------------------


            IKON Receivables, LLC Lease-Backed Notes, Series 2000-1

                                Class A-1 Notes

                           Assumed Coupon = 6.9530 %

                                                      % CPR
                                  0.00%               7.00%              10.00%              12.00%
                        ------------------------------------------------------------------------------
PRICE                      Monthly Yield (%)   Monthly Yield (%)   Monthly Yield (%)   Monthly Yield (%)
                           ---------------     ---------------     ---------------     ---------------
98.000                           11.906              13.013              13.538              13.887
98.125                           11.592              12.629              13.120              13.446
98.250                           11.278              12.245              12.702              13.007
98.375                           10.965              11.862              12.286              12.569
98.500                           10.653              11.479              11.871              12.131
98.625                           10.341              11.098              11.456              11.695
98.750                           10.030              10.717              11.043              11.259
98.875                            9.720              10.337              10.630              10.825
99.000                            9.410               9.958              10.218              10.391
99.125                            9.101               9.580               9.807               9.958
99.250                            8.792               9.202               9.397               9.526
99.375                            8.484               8.826               8.987               9.095
99.500                            8.177               8.450               8.579               8.665
99.625                            7.870               8.074               8.171               8.235
99.750                            7.564               7.700               7.764               7.807
99.875                            7.258               7.326               7.358               7.380
100.000                           6.953               6.953               6.953               6.953
100.125                           6.649               6.581               6.549               6.527
100.250                           6.345               6.209               6.145               6.102
100.375                           6.042               5.839               5.742               5.678
100.500                           5.739               5.469               5.340               5.255
100.625                           5.437               5.099               4.939               4.833
100.750                           5.135               4.731               4.539               4.412
100.875                           4.835               4.363               4.140               3.991
101.000                           4.534               3.996               3.741               3.572
101.125                           4.235               3.630               3.343               3.153
101.250                           3.935               3.264               2.946               2.735
101.375                           3.637               2.899               2.550               2.318
101.500                           3.339               2.535               2.154               1.901
101.625                           3.042               2.172               1.760               1.486
101.750                           2.745               1.809               1.366               1.072
101.875                           2.448               1.447               0.973               0.658
102.000                           2.153               1.086               0.581               0.245
102.125                           1.858               0.725               0.189              -0.167

 Weighted Average
   Life (years)                    0.41                0.34                0.31                0.29

 Modified Duration
 (years) at 100.000                0.40                0.33                0.30                0.28

  *    Price Yield Table derived using the Modeling Assumptions.



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                              PRICE YIELD TABLE*
                              -----------------


            IKON Receivables, LLC Lease-Backed Notes, Series 2000-1

                                Class A-2 Notes

                           Assumed Coupon = 7.5100 %

                                                  % CPR
                                  0.00%           7.00%          10.00%          12.00%
                        --------------------------------------------------------------
PRICE                       CBE Yield (%)   CBE Yield (%)   CBE Yield (%)   CBE Yield (%)
                           --------------  --------------  --------------  --------------
98.000                           9.720          10.113          10.299          10.425
98.125                           9.587           9.956          10.130          10.248
98.250                           9.455           9.798           9.960          10.070
98.375                           9.323           9.641           9.792           9.894
98.500                           9.191           9.485           9.623           9.717
98.625                           9.059           9.328           9.455           9.541
98.750                           8.928           9.172           9.287           9.365
98.875                           8.797           9.016           9.120           9.190
99.000                           8.666           8.861           8.953           9.015
99.125                           8.536           8.706           8.786           8.841
99.250                           8.405           8.551           8.620           8.666
99.375                           8.275           8.397           8.454           8.493
99.500                           8.146           8.243           8.288           8.319
99.625                           8.016           8.089           8.123           8.146
99.750                           7.887           7.935           7.958           7.973
99.875                           7.758           7.782           7.793           7.801
100.000                          7.629           7.629           7.629           7.629
100.125                          7.500           7.476           7.465           7.458
100.250                          7.372           7.324           7.302           7.286
100.375                          7.244           7.172           7.138           7.115
100.500                          7.116           7.021           6.975           6.945
100.625                          6.989           6.869           6.813           6.775
100.750                          6.861           6.718           6.651           6.605
100.875                          6.734           6.567           6.489           6.435
101.000                          6.608           6.417           6.327           6.266
101.125                          6.481           6.267           6.166           6.098
101.250                          6.355           6.117           6.005           5.929
101.375                          6.228           5.967           5.844           5.761
101.500                          6.103           5.818           5.684           5.594
101.625                          5.977           5.669           5.524           5.426
101.750                          5.852           5.521           5.365           5.259
101.875                          5.726           5.372           5.205           5.093
102.000                          5.601           5.224           5.047           4.926
102.125                          5.477           5.076           4.888           4.760

 Weighted Average
   Life (years)                   1.05            0.88            0.81            0.78

 Modified Duration
 (years) at 99.999                0.97            0.82            0.76            0.73

     *  Price Yield Table derived using the Modeling Assumptions.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                              PRICE YIELD TABLE*
                              ------------------

                             IKON Receivables, LLC Lease-Backed Notes, Series 2000-1

                                                 Class A-3 Notes

                                             Assumed Coupon = 6.7475 %

                                                  % CPR
                         0.00%                    7.00%                   10.00%                   12.00%
              ---------------------------------------------------------------------------------------------------
PRICE            Discounted Margin (%)    Discounted Margin (%)    Discounted Margin (%)    Discounted Margin (%)
                 ---------------------    ---------------------    ---------------------    ---------------------
98.000                     1.138                    1.248                    1.300                    1.337
98.125                     1.075                    1.178                    1.227                    1.261
98.250                     1.012                    1.108                    1.154                    1.186
98.375                     0.949                    1.038                    1.081                    1.111
98.500                     0.886                    0.968                    1.008                    1.035
98.625                     0.823                    0.899                    0.935                    0.960
98.750                     0.761                    0.829                    0.862                    0.885
98.875                     0.698                    0.760                    0.789                    0.810
99.000                     0.636                    0.691                    0.717                    0.735
99.125                     0.574                    0.621                    0.644                    0.660
99.250                     0.511                    0.552                    0.572                    0.586
99.375                     0.449                    0.483                    0.500                    0.511
99.500                     0.387                    0.415                    0.427                    0.437
99.625                     0.325                    0.346                    0.355                    0.362
99.750                     0.263                    0.277                    0.284                    0.288
99.875                     0.202                    0.208                    0.212                    0.214
100.000                    0.140                    0.140                    0.140                    0.140
100.125                    0.078                    0.072                    0.068                    0.066
100.250                    0.017                    0.003                   -0.003                   -0.008
100.375                   -0.044                   -0.065                   -0.075                   -0.081
100.500                   -0.106                   -0.133                   -0.146                   -0.155
100.625                   -0.167                   -0.201                   -0.217                   -0.228
100.750                   -0.228                   -0.269                   -0.288                   -0.302
100.875                   -0.289                   -0.337                   -0.359                   -0.375
101.000                   -0.350                   -0.404                   -0.430                   -0.448
101.125                   -0.411                   -0.472                   -0.501                   -0.521
101.250                   -0.472                   -0.539                   -0.571                   -0.594
101.375                   -0.533                   -0.607                   -0.642                   -0.667
101.500                   -0.593                   -0.674                   -0.712                   -0.740
101.625                   -0.654                   -0.741                   -0.783                   -0.812
101.750                   -0.714                   -0.808                   -0.853                   -0.885
101.875                   -0.775                   -0.875                   -0.923                   -0.957
102.000                   -0.835                   -0.942                   -0.993                   -1.029
102.125                   -0.895                   -1.009                   -1.063                   -1.102

 Weighted Average
   Life (years)             2.17                     1.94                     1.85                     1.78
 Modified Duration
 (years) at 100.000         1.97                     1.78                     1.70                     1.64

   *   Price Yield Table derived using the Modeling Assumptions.



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

                                                     PRICE YIELD TABLE*
                                                     ------------------

                                      IKON Receivables, LLC Lease-Backed Notes, Series 2000-1

                                                        Class A-4 Notes

                                                   Assumed Coupon = 6.8375 %

                                                    % CPR
                         0.00%                    7.00%                   10.00%                   12.00%
              ---------------------------------------------------------------------------------------------------
PRICE            Discounted Margin (%)    Discounted Margin (%)    Discounted Margin (%)    Discounted Margin (%)
                 ---------------------    ---------------------    ---------------------    ---------------------
98.000                     0.827                    0.852                    0.865                    0.875
98.125                     0.789                    0.813                    0.825                    0.834
98.250                     0.751                    0.774                    0.785                    0.793
98.375                     0.714                    0.735                    0.745                    0.753
98.500                     0.676                    0.696                    0.705                    0.712
98.625                     0.639                    0.656                    0.665                    0.672
98.750                     0.601                    0.617                    0.625                    0.631
98.875                     0.564                    0.578                    0.586                    0.591
99.000                     0.527                    0.539                    0.546                    0.551
99.125                     0.489                    0.501                    0.506                    0.510
99.250                     0.452                    0.462                    0.467                    0.470
99.375                     0.415                    0.423                    0.427                    0.430
99.500                     0.378                    0.384                    0.388                    0.390
99.625                     0.341                    0.346                    0.348                    0.350
99.750                     0.304                    0.307                    0.309                    0.310
99.875                     0.267                    0.268                    0.269                    0.270
100.000                    0.230                    0.230                    0.230                    0.230
100.125                    0.193                    0.192                    0.191                    0.190
100.250                    0.156                    0.153                    0.152                    0.150
100.375                    0.120                    0.115                    0.112                    0.111
100.500                    0.083                    0.077                    0.073                    0.071
100.625                    0.046                    0.038                    0.034                    0.031
100.750                    0.010                    0.000                   -0.005                   -0.008
100.875                   -0.027                   -0.038                   -0.044                   -0.048
101.000                   -0.063                   -0.076                   -0.082                   -0.087
101.125                   -0.100                   -0.114                   -0.121                   -0.126
101.250                   -0.136                   -0.152                   -0.160                   -0.166
101.375                   -0.173                   -0.190                   -0.199                   -0.205
101.500                   -0.209                   -0.228                   -0.237                   -0.244
101.625                   -0.245                   -0.266                   -0.276                   -0.283
101.750                   -0.281                   -0.303                   -0.314                   -0.323
101.875                   -0.317                   -0.341                   -0.353                   -0.362
102.000                   -0.353                   -0.379                   -0.391                   -0.401
102.125                   -0.390                   -0.416                   -0.430                   -0.440

 Weighted Average
   Life (years)             3.82                     3.64                     3.56                     3.50
 Modified Duration
   (years) at 100.000       3.30                     3.16                     3.09                     3.05

   *   Price Yield Table derived using the Modeling Assumptions.



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

              Percentage of the Initial Principal Amounts at the Respective CPR Set Forth Below
===================================================================================================
                                                             0% CPR
                      -----------------------------------------------------------------------------
    Payment Date         Class A-1              Class A-2              Class A-3          Class A-4
--------------------  ----------------   --------------------   --------------------   ------------
Issuance Date               100 %                  100 %                  100 %               100 %
 15-Jun-00                    89                    100                    100                100
 15-Jul-00                    79                    100                    100                100
 15-Aug-00                    70                    100                    100                100
 15-Sep-00                    60                    100                    100                100
 15-Oct-00                    50                    100                    100                100
 15-Nov-00                    40                    100                    100                100
 15-Dec-00                    31                    100                    100                100
 15-Jan-01                    21                    100                    100                100
 15-Feb-01                    11                    100                    100                100
 15-Mar-01                     2                    100                    100                100
 15-Apr-01                     0                     83                    100                100
 15-May-01                     0                     63                    100                100
 15-Jun-01                     0                     42                    100                100
 15-Jul-01                     0                     22                    100                100
 15-Aug-01                     0                      2                    100                100
 15-Sep-01                     0                      0                     96                100
 15-Oct-01                     0                      0                     91                100
 15-Nov-01                     0                      0                     86                100
 15-Dec-01                     0                      0                     81                100
 15-Jan-02                     0                      0                     77                100
 15-Feb-02                     0                      0                     72                100
 15-Mar-02                     0                      0                     67                100
 15-Apr-02                     0                      0                     62                100
 15-May-02                     0                      0                     58                100
 15-Jun-02                     0                      0                     53                100
 15-Jul-02                     0                      0                     48                100
 15-Aug-02                     0                      0                     44                100
 15-Sep-02                     0                      0                     39                100
 15-Oct-02                     0                      0                     35                100
 15-Nov-02                     0                      0                     31                100
 15-Dec-02                     0                      0                     27                100
 15-Jan-03                     0                      0                     23                100
 15-Feb-03                     0                      0                     20                100
 15-Mar-03                     0                      0                     16                100
 15-Apr-03                     0                      0                     13                100
 15-May-03                     0                      0                     10                100
 15-Jun-03                     0                      0                      7                100
 15-Jul-03                     0                      0                      4                100
 15-Aug-03                     0                      0                      0                100
 15-Sep-03                     0                      0                      0                 93
 15-Oct-03                     0                      0                      0                 85
 15-Nov-03                     0                      0                      0                 78
 15-Dec-03                     0                      0                      0                 71
 15-Jan-04                     0                      0                      0                 63
 15-Feb-04                     0                      0                      0                 56
 15-Mar-04                     0                      0                      0                 48
 15-Apr-04                     0                      0                      0                 41
 15-May-04                     0                      0                      0                 34
 15-Jun-04                     0                      0                      0                 26
 15-Jul-04                     0                      0                      0                 19
 15-Aug-04                     0                      0                      0                 13
 15-Sep-04                     0                      0                      0                  7
 15-Oct-04                     0                      0                      0                  2
 15-Nov-04                     0                      0                      0                  0

Weighted Average            0.41                   1.05                   2.17               3.82
 Life (years)
First Principal Date      June-00                  Apr-01                 Sep-01            Sep-03
 Expected Final
 Maturity                  Apr-01                  Sep-01                 Sep-03            Nov-04
Weighted Avg. Life
 to  Call (years)           0.41                    1.05                   2.17              3.61
Optional Clean-Up
 Call Date                  N/A                      N/A                    N/A             Feb-04

(1)  The weighted average life of a Class A-1 Note, Class A-2 Note, Class A-3 Note and Class A-4 Note is determined by (a)
     multiplying the amount of cash distributions in reduction of the Outstanding Principal Amount of the respective Note by the number of years from the Issuance Date to the relevant Payment Date, (b) adding the results, and (c) dividing the sum by the
     Initial Principal Amount of the applicable class.



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

             Percentage of the Initial Principal Amounts at the Respective CPR Set Forth Below
====================================================================================================
                                                          7% CPR

                    --------------------------------------------------------------------------------
Payment Date            Class A-1              Class A-2              Class A-3            Class A-4
------------------  ---------------------  --------------------  --------------------- -------------
Issuance Date             100 %                  100 %                  100 %                  100 %
 15-Jun-00                  86                    100                    100                    100
 15-Jul-00                  74                    100                    100                    100
 15-Aug-00                  62                    100                    100                    100
 15-Sep-00                  51                    100                    100                    100
 15-Oct-00                  39                    100                    100                    100
 15-Nov-00                  27                    100                    100                    100
 15-Dec-00                  16                    100                    100                    100
 15-Jan-01                   5                    100                    100                    100
 15-Feb-01                   0                     86                    100                    100
 15-Mar-01                   0                     63                    100                    100
 15-Apr-01                   0                     40                    100                    100
 15-May-01                   0                     18                    100                    100
 15-Jun-01                   0                      0                     99                    100
 15-Jul-01                   0                      0                     94                    100
 15-Aug-01                   0                      0                     89                    100
 15-Sep-01                   0                      0                     83                    100
 15-Oct-01                   0                      0                     78                    100
 15-Nov-01                   0                      0                     73                    100
 15-Dec-01                   0                      0                     69                    100
 15-Jan-02                   0                      0                     64                    100
 15-Feb-02                   0                      0                     59                    100
 15-Mar-02                   0                      0                     54                    100
 15-Apr-02                   0                      0                     49                    100
 15-May-02                   0                      0                     45                    100
 15-Jun-02                   0                      0                     40                    100
 15-Jul-02                   0                      0                     36                    100
 15-Aug-02                   0                      0                     31                    100
 15-Sep-02                   0                      0                     27                    100
 15-Oct-02                   0                      0                     23                    100
 15-Nov-02                   0                      0                     20                    100
 15-Dec-02                   0                      0                     16                    100
 15-Jan-03                   0                      0                     13                    100
 15-Feb-03                   0                      0                      9                    100
 15-Mar-03                   0                      0                      6                    100
 15-Apr-03                   0                      0                      3                    100
 15-May-03                   0                      0                      1                    100
 15-Jun-03                   0                      0                      0                     94
 15-Jul-03                   0                      0                      0                     87
 15-Aug-03                   0                      0                      0                     80
 15-Sep-03                   0                      0                      0                     73
 15-Oct-03                   0                      0                      0                     67
 15-Nov-03                   0                      0                      0                     60
 15-Dec-03                   0                      0                      0                     53
 15-Jan-04                   0                      0                      0                     46
 15-Feb-04                   0                      0                      0                     40
 15-Mar-04                   0                      0                      0                     34
 15-Apr-04                   0                      0                      0                     28
 15-May-04                   0                      0                      0                     23
 15-Jun-04                   0                      0                      0                     17
 15-Jul-04                   0                      0                      0                     12
 15-Aug-04                   0                      0                      0                      7
 15-Sep-04                   0                      0                      0                      2
 15-Oct-04                   0                      0                      0                      0
 15-Nov-04                   0                      0                      0                      0

Weighted Average
 Life (years)              0.34                   0.88                   1.94                   3.64
First Principal Date      Jun-00                 Feb-01                 Jun-01                 Jun-03
Expected Final
 Maturity                 Feb-01                 Jun-01                 Jun-03                 Oct-04
Weighted Avg. Life
 to  Call (years)          0.34                   0.88                   1.94                   3.42
Optional Clean-Up
 Call Date                 N/A                    N/A                    N/A                  Dec-03

(1) The weighted average life of a Class A-1 Note, Class A-2 Note, Class A-3 Note and Class A-4 Note is determined by (a) multiplying the amount of cash distributions in reduction of the Outstanding Principal Amount of the respective Note by the number of years from the Issuance Date to the relevant Payment Date, (b) adding the results, and (c) dividing the sum by the Initial Principal Amount of the applicable class.



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

Percentage of the Initial Principal Amounts at the Respective CPR Set Forth Below
===================================================================================
                                                      10% CPR
                              -----------------------------------------------------
Payment Date                     Class A-1    Class A-2    Class A-3    Class A-4
------------------            -------------- ------------ ------------ ------------
Issuance Date                         100 %        100 %        100 %         100 %
 15-Jun-00                              85          100          100          100
 15-Jul-00                              72          100          100          100
 15-Aug-00                              59          100          100          100
 15-Sep-00                              47          100          100          100
 15-Oct-00                              34          100          100          100
 15-Nov-00                              22          100          100          100
 15-Dec-00                               9          100          100          100
 15-Jan-01                               0           95          100          100
 15-Feb-01                               0           70          100          100
 15-Mar-01                               0           46          100          100
 15-Apr-01                               0           22          100          100
 15-May-01                               0            0          100          100
 15-Jun-01                               0            0           94          100
 15-Jul-01                               0            0           89          100
 15-Aug-01                               0            0           83          100
 15-Sep-01                               0            0           78          100
 15-Oct-01                               0            0           73          100
 15-Nov-01                               0            0           68          100
 15-Dec-01                               0            0           63          100
 15-Jan-02                               0            0           58          100
 15-Feb-02                               0            0           54          100
 15-Mar-02                               0            0           49          100
 15-Apr-02                               0            0           44          100
 15-May-02                               0            0           40          100
 15-Jun-02                               0            0           35          100
 15-Jul-02                               0            0           31          100
 15-Aug-02                               0            0           27          100
 15-Sep-02                               0            0           23          100
 15-Oct-02                               0            0           19          100
 15-Nov-02                               0            0           15          100
 15-Dec-02                               0            0           12          100
 15-Jan-03                               0            0            8          100
 15-Feb-03                               0            0            5          100
 15-Mar-03                               0            0            2          100
 15-Apr-03                               0            0            0           99
 15-May-03                               0            0            0           92
 15-Jun-03                               0            0            0           85
 15-Jul-03                               0            0            0           78
 15-Aug-03                               0            0            0           72
 15-Sep-03                               0            0            0           66
 15-Oct-03                               0            0            0           59
 15-Nov-03                               0            0            0           52
 15-Dec-03                               0            0            0           46
 15-Jan-04                               0            0            0           40
 15-Feb-04                               0            0            0           34
 15-Mar-04                               0            0            0           29
 15-Apr-04                               0            0            0           24
 15-May-04                               0            0            0           19
 15-Jun-04                               0            0            0           14
 15-Jul-04                               0            0            0            9
 15-Aug-04                               0            0            0            5
 15-Sep-04                               0            0            0            1
 15-Oct-04                               0            0            0            0
 15-Nov-04                               0            0            0            0

Weighted Average
 Life (years)                         0.31         0.81         1.85          3.56
First Principal Date                 Jun-00        Jan-01       May-01       Apr-03
 Expected Final
   Maturity                          Jan-01        May-01       Apr-03       Oct-04
Weighted Avg. Life
 to  Call (years)                     0.31          0.81         1.85         3.33
Optional Clean-Up
 Call Date                            N/A            N/A          N/A        Nov-03

(1) The weighted average life of a Class A-1 Note, Class A-2 Note, Class A-3 Note and Class A-4 Note is determined by (a) multiplying the amount of cash distributions in reduction of the Outstanding Principal Amount of the respective Note by the number of years from the Issuance Date to the relevant Payment Date, (b) adding the results, and (c) dividing the sum by the Initial Principal Amount of the applicable class.



Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.

 Percentage of the Initial Principal Amounts at the Respective CPR Set Forth Below
==================================================================================
                                                     12% CPR
    Payment Date                Class A-1    Class A-2    Class A-3    Class A-4
----------------------         -----------  -----------  -----------  ------------
Issuance Date                        100 %        100 %        100 %        100 %
 15-Jun-00                             84          100          100          100
 15-Jul-00                             71          100          100          100
 15-Aug-00                             57          100          100          100
 15-Sep-00                             44          100          100          100
 15-Oct-00                             31          100          100          100
 15-Nov-00                             18          100          100          100
 15-Dec-00                              5          100          100          100
 15-Jan-01                              0           85          100          100
 15-Feb-01                              0           59          100          100
 15-Mar-01                              0           34          100          100
 15-Apr-01                              0            9          100          100
 15-May-01                              0            0           97          100
 15-Jun-01                              0            0           91          100
 15-Jul-01                              0            0           86          100
 15-Aug-01                              0            0           80          100
 15-Sep-01                              0            0           75          100
 15-Oct-01                              0            0           70          100
 15-Nov-01                              0            0           65          100
 15-Dec-01                              0            0           60          100
 15-Jan-02                              0            0           55          100
 15-Feb-02                              0            0           50          100
 15-Mar-02                              0            0           45          100
 15-Apr-02                              0            0           41          100
 15-May-02                              0            0           36          100
 15-Jun-02                              0            0           32          100
 15-Jul-02                              0            0           28          100
 15-Aug-02                              0            0           24          100
 15-Sep-02                              0            0           20          100
 15-Oct-02                              0            0           16          100
 15-Nov-02                              0            0           12          100
 15-Dec-02                              0            0            9          100
 15-Jan-03                              0            0            6          100
 15-Feb-03                              0            0            3          100
 15-Mar-03                              0            0            0          100
 15-Apr-03                              0            0            0           93
 15-May-03                              0            0            0           86
 15-Jun-03                              0            0            0           80
 15-Jul-03                              0            0            0           73
 15-Aug-03                              0            0            0           67
 15-Sep-03                              0            0            0           60
 15-Oct-03                              0            0            0           54
 15-Nov-03                              0            0            0           48
 15-Dec-03                              0            0            0           42
 15-Jan-04                              0            0            0           36
 15-Feb-04                              0            0            0           31
 15-Mar-04                              0            0            0           26
 15-Apr-04                              0            0            0           21
 15-May-04                              0            0            0           16
 15-Jun-04                              0            0            0           12
 15-Jul-04                              0            0            0            7
 15-Aug-04                              0            0            0            3
 15-Sep-04                              0            0            0            0
 15-Oct-04                              0            0            0            0
 15-Nov-04                              0            0            0            0

Weighted Average
 Life (years)                          0.29         0.78         1.78         3.50
First Principal Date                 Jun-00       Jan-01       May-01       Apr-03
  Expected Final
     Maturity                        Jan-01       May-01       Apr-03       Sep-04
Weighted Avg. Life
 to  Call (years)                     0.29         0.78         1.78         3.25
Optional Clean-Up
 Call Date                            N/A          N/A          N/A        Oct-03

(1) The weighted average life of a Class A-1 Note, Class A-2 Note, Class A-3 Note and Class A-4 Note is determined by (a) multiplying the amount of cash distributions in reduction of the Outstanding Principal Amount of the respective Note by the number of years from the Issuance Date to the relevant Payment Date, (b) adding the results, and (c) dividing the sum by the Initial Principal Amount of the applicable class.


Recipients must read the statement printed on the attached cover. Do not use or rely on this information if you have not received and reviewed this statement. If you have not received this statement, call your Lehman Brothers account executive for another copy.